UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2021

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive		10573
Rye Brook,	New York
(Address of principal executive offices)		(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 12, 2021, Xylem Inc. (the "Company") held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). There were 153,214,107 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 85.11% of the Company’s outstanding common stock on March 15, 2021, the record date. The final voting results for each item voted on at the Annual Meeting are set forth below:

1	Proposal One: Election of Eleven Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jeanne Beliveau-Dunn	142,085,669	1,685,535	192,333	9,250,570
Patrick K. Decker	143,224,149	520,362	219,026	9,250,570
Robert F. Friel	141,002,294	2,754,676	206,567	9,250,570
Jorge M. Gomez	141,281,277	2,475,681	206,579	9,250,570
Victoria D. Harker	103,544,178	39,744,025	675,334	9,250,570
Steven R. Loranger	140,143,672	3,625,877	193,988	9,250,570
Surya N. Mohapatra, Ph.D.	142,374,438	1,390,202	198,897	9,250,570
Jerome A. Peribere	140,231,765	3,527,852	203,920	9,250,570
Markos I. Tambakeras	138,678,524	5,067,125	217,888	9,250,570
Lila Tretikov	143,402,793	362,363	198,381	9,250,570
Uday Yadav	143,240,258	514,163	209,116	9,250,570

2
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021:

FOR	AGAINST	ABSTENTIONS
150,457,101	2,103,947	653,059

3
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2021 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
121,089,687	20,521,689	2,352,161	9,250,570

4
Proposal Four: Shareholder Proposal - Amend Proxy Access By-law. The shareholder proposal did not obtain approval because it did not receive the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
62,166,908	79,299,911	2,496,718	9,250,570

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.
Date: May 18, 2021	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).